UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

C/O CIRCOR, INC.

35 CORPORATE DRIVE, SUITE 290

BURLINGTON, MASSACHUSETTS 01803-4244

(Address of principal executive offices)     (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

ITEM 9.     Regulation FD Disclosure Results of Operations and Financial Condition

Pursuant to Item 12 “Results of Operations and Financial Condition”, the Registrant is furnishing as Exhibit 99.1 hereto the press release issued on April 23, 2003 relative to the Registrant’s financial performance and results for the first quarter of fiscal year 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: APRIL 23, 2003	CIRCOR INTERNATIONAL, INC.

	By:	/s/ KENNETH W. SMITH
Kenneth W. Smith Vice President, Chief Financial Officer and Treasurer

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